UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 28, 2014

DRIL-QUIP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13439	74-2162088
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6401 N. Eldridge Parkway Houston, Texas	77041
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 939-7711

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Change in Registrant’s Certifying Accountant.

a) Former Independent Registered Public Accounting Firm.

On May 28, 2014, the Audit Committee of Dril-Quip, Inc. (“Dril-Quip” or the “Company”) dismissed BDO USA, LLP (“BDO”) as the Company’s independent registered public accounting firm. The reports of BDO on the Company’s consolidated financial statements as of and for the years ended December 31, 2013 and 2012 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended December 31, 2013 and 2012 and the subsequent interim period through May 28, 2014, there were no disagreements with BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BDO, would have caused BDO to make reference thereto in their reports on the financial statements for such years. In addition, none of the “reportable events” described in Item 304(a)(l)(v) of Regulation S-K occurred with respect to Dril-Quip during the years ended December 31, 2013 and 2012 and the subsequent interim period through May 28, 2014. Dril-Quip has provided to BDO a copy of the disclosures set forth above. A copy of BDO’s letter dated June 2, 2014 is attached as Exhibit 16.1 to this Current Report.

b) New Independent Registered Public Accounting Firm.

On May 28, 2014, the Audit Committee appointed PricewaterhouseCoopers LLP (“PwC”) as Dril-Quip’s independent registered public accounting firm for 2014. The decision to appoint PwC as the Company’s independent registered public accounting firm was the result of a competitive selection process.

During the years ended December 31, 2013 and 2012 and the subsequent interim period through May 28, 2014, neither Dril-Quip nor anyone acting on its behalf consulted PwC regarding (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Dril-Quip’s financial statements; or (2) any matter that was either the subject of a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K or a “reportable event” as described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

16.1	Letter of BDO USA, LLP to the Securities and Exchange Commission dated June 2, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DRIL-QUIP, INC.

By:	/s/ Jerry M. Brooks
Jerry M. Brooks Vice President—Finance and Chief Financial Officer

Date: June 2, 2014

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter of BDO USA, LLP to the Securities and Exchange Commission dated June 2, 2014.

4